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                                                               Exhibit 10.5


                         INFONET SERVICES CORPORATION
                 1998 EMPLOYEE STOCK APPRECIATION RIGHTS PLAN
                 --------------------------------------------

                                   ARTICLE 1

                                    Purpose
                                    -------

     The purpose of the Infonet Services Corporation 1998 Employee Stock Appreciation Rights Plan, as set forth herein and as amended from time to time (the "Plan"), is to provide certain employees of Infonet Services Corporation, a
      ----
Delaware corporation (the "Company"), and its affiliates with an incentive to
                           -------
promote the welfare of the Company by granting such employees certain stock appreciation rights ("SARs") under the Plan which are determined by reference to
                      ----
the appreciation of the Company's Class C, $.01 par value, shares of the Company (the "Stock").
              -----

                                   ARTICLE 2

                                  Definitions
                                  -----------

     The following words and terms as used herein shall have that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, references to a SAR or SARs shall include fractions of a SAR and the masculine gender shall be deemed to include the feminine gender.

     2.1  "Affiliate" means any organization, regardless of legal form, (a) in
           ---------
which the Company owns a substantial equity or profits interest or over which the Company has the right to exercise significant management control or influence and (b) which is designated in writing by the Committee as an Affiliate for purposes of the Plan.

     2.2  "Board" or "Board of Directors" shall mean the Board of Directors of
           -----      ------------------
the Company.

     2.3  "Book Value"  shall mean the book value of a share of Stock determined
           ----------
by a formula based on a multiple of revenues of the Company for the immediately preceding four completed fiscal quarters of the Company, as determined from time to time by the Committee.

     2.4  "Committee" shall mean the committee established by the Board of
           ---------
Directors to administer the Plan.

     2.5  "Company" is defined in Article 1.
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     2.6  "Employee"  shall mean any employee of the Company or an Affiliate.
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     2.7   "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

     2.8   "Exercise Closing" is defined in Section 4.4.
            ----------------

     2.9   "Exercise Date"  is defined in Section 4.4.
            -------------

     2.10  "Exercise Price" shall mean, for any SAR granted pursuant the Plan,
            --------------
the difference between (a) the Fair Market Value of a share of Stock on the Grant Date and (b) the Fair Market Value of a share of Stock on the Exercise Date.

     2.11  "Fair Market Value" means:
            -----------------

           (i) if shares of Stock are Publicly Traded, the mean of the high and low prices at which they are reported to have traded on the relevant date in all markets on which trading in the Stock is reported, or if there is no reported sale of the Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Stock on the relevant date;

           (ii) if no shares of Stock are Publicly Traded, the Book Value of the Stock.

     2.12  "Grant"  shall mean a grant of SARs to an Employee under the Plan in
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accordance with the terms and conditions hereof.

     2.13  "Grant Date" means the date on which a SAR is granted to a
            ----------
Participant pursuant to the Plan.

     2.14  "Grant Document" shall mean the document memorializing a Grant in the
            --------------
form established by the Company setting forth, without limitation (a) the name of the Participant receiving the Grant, (b) the Grant Date, (c) the Fair Market Value of the Stock on the Grant Date and (d) the number of SARs granted pursuant to the Grant.

     2.15  "Participant" shall mean an Employee who has been selected to
            -----------
participate in the Plan and has received a grant of SARs pursuant to Section 4.1 hereof.

     2.16  "Plan" is defined in Article 1.
            ----

     2.17  "Publicly Traded" means that a class of stock (or equity interest) is
            ---------------
required to be registered under Section 12 of the Exchange Act or that stock (or equity interest) of that class has been sold within the preceding twelve months in an underwritten public offering.

     2.18  "Redemption Closing" is defined in Section 5.3.
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     2.19  "Redemption Date" is defined in Section 5.3.
            ---------------

     2.20  "Redemption Price" shall mean, for any SAR granted pursuant the Plan,
            ----------------
the difference between (a) the Fair Market Value of a share of Stock on the Grant Date and (b) the Fair Market Value of a share of Stock on the Redemption Date.

     2.21  "Redemption Right"  is defined in Section 5.3.
            ----------------

     2.22  "SAR" is defined in Article 1.
            ---

     2.23  "Securities Act" shall mean the Securities Act of 1933, as amended.
            --------------

     2.24  "Stock" is defined in Article 1; provided, however, that the
            -----                           -----------------
definition is subject to change by the Committee pursuant to Section 6.1(b).

                                   ARTICLE 3

                                Administration
                                --------------

     3.1  Committee.  The Committee shall have exclusive authority to operate,
          ---------
manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

     3.2  Organization.  The Committee shall be appointed from time to time by
          ------------
the Board, and the Committee shall consist of not less than two (2) members. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

     3.3  Power and Authority.  The Committee shall have all authority that may
          -------------------
be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3.1, and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority: (a) to determine the Employees of the Company and

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its Affiliates who are eligible to participate in the Plan; (b) to determine the formula for establishing the Book Value of a share of Stock, (c) to determine the terms, timing and conditions of the granting of Grants under the Plan; and
(d) to interpret the Plan; construe any ambiguous provision of the Plan and decide all questions concerning eligibility for and the amount of Grants under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan. The Committee shall have the authority to adopt such procedures as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan unless the Committee otherwise determines.

     3.4  Employment of Counsel and Others.  The Committee may consult with
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counsel who may be counsel to the Company. The Committee may also employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate.

     3.5  No Liability.  Neither the Committee nor any of the members thereof
          -------------
shall incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.

     3.6  Allocation of Responsibility.  Except to the extent prohibited by
          ----------------------------
applicable law, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article 3 to any person or persons selected by it; provided, however, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.6 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

                                   ARTICLE 4

                                  SAR Grants
                                  ----------

     4.1  General.  The Committee may make, at its sole and absolute discretion,
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a Grant to an Employee at any time during the term of the Plan.  After such
Grant, the Committee shall send the Participant a Grant Document.

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     4.2  Number of SARs To Be Offered Under Grants.  Subject to adjustment
          -----------------------------------------
pursuant to Section 6.1(b), the maximum number of shares of SARs that may be offered under the Plan is fifty (50).

     4.3  Vesting.  The SARs shall vest on or after the dates indicated below as
          -------
to that percentage of the total number of SARs granted to a particular Participant pursuant to the Plan as set forth below opposite each such date.

     Date                                Percentage
     ----                                ----------

     January 1, 2001                     25%

     January 1, 2002                     25%

     January 1, 2003                     25%

     January 1, 2004                     25%

     4.4  Exercise.  A Participant may exercise any vested SARs received
          --------
pursuant to a Grant by causing the Company to redeem such SARs for the Exercise Price at any time and from time to time during the term of the Plan by giving written notice to the Company (the date this notice is received by the Company, calculated pursuant to Section 6.12(a), the "Exercise Date") setting forth (a)
                                             -------------
the name of the Participant, (b) the Grant Date of the SARs exercised and (c) the number of SARs exercised. The Company shall fix, by written notice to the Participant, the date of settlement of the payment of the subject SARs (the "Exercise Closing") at not less than 5 nor more than 30 days after the date such
-----------------
notice of exercise is given. The Exercise Price to be paid for the subject SARs shall be paid by check of the Company at the Exercise Closing. The Exercise Closing shall take place at the offices of the Company at the time and on the date fixed in the Company's notice. Exercised SARs shall be canceled and the Participant shall have no further rights pursuant thereto upon the delivery of the Exercise Price therefor.

                                   ARTICLE 5

                          Nontransferability of SARs
                          --------------------------

     5.1  Nontransferability.  A Participant may not sell, transfer, pledge,
          ------------------
assign or otherwise alienate or hypothecate, any SARs received pursuant to the Plan.

     5.2  Cancellation Upon Cessation of Employment.  All SARs received pursuant
          -----------------------------------------
to a Grant under the Plan shall be canceled without further action from the Company upon the termination, for any reason, of the Participant's employment with the Company or an Affiliate, and the Company shall have no further obligations with respect to such canceled SARs, except as follows:

          (a) Notwithstanding the provisions of Section 5.1, in the event of the death of the Participant while an employee of the Company or an Affiliate, the SARs, to the extent exercisable

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in accordance with Section 4.4 hereof within two (2) years of the date of his death, may be exercised after the Participant's death by his designated beneficiary, heir, the legal representative of the Participant's estate or by the legatee of the Participant under his last will for a period of two (2) years from the date of his death or until the termination of the Plan, whichever period is shorter.

          (b) If the Participant's employment with the Company or an Affiliate shall terminate by reason of disability (as defined in the last sentence of this paragraph (b) of Section 5.2), the SARs, to the extent exercisable in accordance with Section 4.4 hereof within one (1) year of the date of such termination of employment, may be exercised after such termination for a period of one (1) year from the date of such termination or until the termination of the Plan, whichever period is shorter. For purposes of this Agreement, "disability" shall mean an inability (as determined by the Committee) to perform duties and services as an employee of the Company or an Affiliate by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than eight (8) months.

          (c) If the Participant's employment with the Company or an Affiliate terminates by reason of the Participant's retirement on or after attaining sixty
(60) years of age, the SARs, to the extent exercisable in accordance with
Section 4.4 hereof within one (1) year of the date of such retirement, may be exercised after such termination for a period of one (1) year from the date of such termination or until the termination of the Plan, whichever period is shorter.

          (d) Notwithstanding the provisions of Section 5.1, if the Participant dies after termination of his employment with the Company or an Affiliate under paragraphs (b) or (c) of this Section 5.2 above during the one (1) year period specified in such paragraphs, the SARs, to the extent they would have been exercisable in accordance with such applicable paragraph (b) or (c) as of the date of the Participant's death, may be exercised after the Participant's death by the Participant's designated beneficiary, heir, the legal representative of his estate or by the legatee of the Participant under his last will until the expiration of the period of two (2) years from the date of his death or until the termination of the Plan, whichever period is shorter.

          (e) If the Participant's employment with the Company or an Affiliate shall terminate under any circumstances not otherwise described in this Section 4.4, the SARs, to the extent exercisable in accordance with Section 4.4 hereof as of the date of such termination, may be exercised after such termination but may not be exercised after the expiration of the period of three (3) months from the date of such termination or until the termination of the Plan, whichever period is the shorter.

     5.3  Redemption by the Company.  The Company shall have the right at its
          -------------------------
option ("Redemption Right") to redeem any SARs received pursuant to a Grant
         ----------------
under the Plan at the Redemption Price. The Redemption Right shall be exercised by written notice to the Participant (the date this notice is given by the Company, calculated pursuant to Section 6.12(b), the "Redemption Date"), which
                                                      ---------------
notice shall fix the date of settlement of the payment of the Redemption Price (the "Redemption Closing") at not less than 5 nor more than 30 days after the
      ------------------
date such notice is given. The Redemption Price to be paid for the subject SARs shall be paid by

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check of the Company at the Redemption Closing. The Redemption Closing shall take place at the offices of the Company at the time and on the date fixed in the Company's notice. Redeemed SARs shall be canceled and the Participant shall have no further rights pursuant thereto upon the delivery of the Redemption Price therefor.

                                   ARTICLE 6

                                 Miscellaneous
                                 -------------

     6.1  SAR Adjustments.
          ---------------

     (a) The existence of the Plan and the SARs granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliate, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

     (b) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure the, aggregate number of SARs and the class and kind of shares of stock defined as "Stock" under the Plan and the number of SARS under each outstanding Grant shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Grants or otherwise necessary to reflect any such change.

     6.2  Conditions Upon Issuance of SARs.  SARs shall not be issued pursuant
          --------------------------------
to the Plan unless the issuance and delivery of SARs pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     6.3  Necessity for Delay.  If at any time counsel to the Company shall be
          -------------------
of the opinion that any redemption of SARs pursuant to the Plan is or may be in the circumstances unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such redemption and the Redemption Right, if any, pertaining to the subject SARs shall be suspended until, in the opinion of said counsel, such redemption shall be lawful.

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     6.4   No Obligations With Respect to Public Trading of Stock.
           ------------------------------------------------------
Notwithstanding anything in the Plan to the contrary, the Company shall have no obligation under the Plan to cause the Stock to be Publicly Traded.

     6.5   Amendment and Termination of the Plan.  The Committee may at any time
           -------------------------------------
for any reason amend or terminate the Plan.

     6.6   No Implied Rights to Employees.  The existence of the Plan, and the
           ------------------------------
offering of SARs under the Plan, shall in no way give any Employee the right to continued employment, give any Employee the right to receive any SARs or any additional SARs under the Plan, give any Employee any rights with regard to the Stock or otherwise provide any Employee any rights not specifically set forth in the Plan.

     6.7   Term of Plan.  Having been duly adopted by the Board of Directors and
           ------------
subsequently approved and adopted by the stockholders of the Company, the Plan is effective as of October 20, 1998. The Plan, unless sooner terminated as provided in Section 6.5, shall terminate on the earlier of (a) the date which is three years after the date the Stock is Publicly Traded and (b) October 20, 2004. Upon termination of the Plan, all SARs issued thereunder shall be canceled without further action of the Company and no Participant shall have any rights with respect thereto.

     6.8   Governing Law.  The Plan shall be governed by and construed in
           -------------
accordance with the laws of California, without regard to such state's choice of law provisions, except as superseded by applicable Federal law.

     6.9   Expenses of the Plan.  The Company shall bear all costs and expenses
           ---------------------
incurred in administering the Plan.

     6.10  Construction.    The words "Section," "paragraph" and "clause" shall
           -------------
refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     6.11  Limits of Liability.
           -------------------

     (a) Any liability of the Company or any Affiliate to any Eligible Employee with respect to any Grant shall be based solely upon contractual obligations created by the Plan.

     (b) Neither the Company nor any Affiliate nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

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     6.12  Notices.  All notices or other communications (a) by a Participant to
           -------
the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (b) by the Company to a Participant in connection with the Plan shall be deemed to have been duly given five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the Participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

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